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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Summit Technology, Inc.

       We consent to the use of our reports included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                      /s/ KPMG LLP

Boston, Massachusetts

July 16, 1999